                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2006
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                    0-3319                   13-1784308
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

      11550 West King Street, Franklin Park, IL                 60131
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     |_| Written communications pursuant to Rule 425 under the Securities Act
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     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 17, 2006, the board of directors (the "Board") of Del
Global Technologies Corp. (the "Company") approved certain incentive compensation guidelines (the "Compensation Guidelines") for certain individuals, including the Company's executive officers, James A. Risher and Mark A. Zorko
(referred to herein as the "Executive Officers").

         Pursuant to the Compensation Guidelines, the Board approved fiscal year
2007 bonus ranges for the Executive Officers based on target bonus amounts pre-established by the Board. The target bonus amount (as a percentage of fiscal year 2007 base salary) for each of the Executive Officers is as follows: James
A. Risher (60%) and Mark A. Zorko (45%). The Board also approved the use of the following performance metrics under the Compensation Guidelines for fiscal year
2007, which metrics are based on the performance goals of the Company (or specific business unit) established by the Board for fiscal year 2007: Revenue and Operating Income. The calculated bonuses earned by the Executive Officers will be determined by comparing the Company's actual performance during fiscal year 2007 against the performance goals for the above-mentioned metrics. The fiscal year 2007 calculated incentive bonus threshold and maximum amounts will range from 50% of the target bonus amount to 150% of the target bonus amount for the Executive Officers based on the achievement of between 90% and 150% of the performance goals. No bonus is awarded if actual performance during fiscal year
2007 with respect to the above financial metrics is less than 90% of target.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL GLOBAL TECHNOLOGIES CORP.
                                              (Registrant)

Date: November 22, 2006                By: /s/ Mark A. Zorko
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                                           Mark A. Zorko
                                           Chief Financial Officer and Secretary